PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Jul. 31, 2019
PROPERTY, PLANT AND EQUIPMENT, NET
Summary of property and equipment stated at cost less accumulated depreciation

Property and equipment stated at cost less accumulated depreciation consisted of the following:

	As of July 31,
	2019	2018
Office equipment	$64,126	$48,907
Furniture	34,489	29,880
Total	98,615	78,787
Less: accumulated depreciation	(49,586)	(29,409)
Property and equipment, net	$49,029	$49,378